UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2009 (March 27, 2009)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 23, 2009, WesBanco, Inc. (“WesBanco”) filed an 8-K that indicated that, among other items, on January 21, 2009, WesBanco Bank, Inc. (the “Company”), the wholly-owned banking subsidiary of WesBanco, entered into a Branch Purchase and Assumption Agreement with AmTrust Bank (“AmTrust”), pursuant to which the Company agreed to purchase all five of AmTrust’s Columbus, Ohio branches.  On March 27, 2009, Wesbanco and AmTrust Financial Corporation issued a press release to announce that the Company completed the purchase of the five branches from AmTrust. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

d)    Exhibits - 99.1 -  Press release of WesBanco, Inc. and AmTrust Financial Corporation dated March 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

March 30, 2009	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President and
Chief Financial Officer